Exhibit 10.21

THIS AGREEMENT IS NOT, AND SHALL NOT BE DEEMED, A SOLICITATION FOR CONSENTS TO ANY CHAPTER 11 PLAN OF REORGANIZATION PURSUANT TO SECTIONS 1125 AND 1126 OF THE BANKRUPTCY CODE OR A SOLICITATION TO TENDER OR EXCHANGE ANY CLAIMS OR INTERESTS. EACH CONSENTING CREDITOR’S VOTE ON THE PLAN SHALL NOT BE SOLICITED UNLESS AND UNTIL SUCH CONSENTING CREDITOR HAS RECEIVED A DISCLOSURE STATEMENT AND RELATED BALLOT(S), AS APPROVED BY THE BANKRUPTCY COURT.

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT
This First Amendment to Restructuring Support Agreement (“Amendment”) dated as of October 24, 2019 (the “Amendment Effective Date”), is entered into among (i) PG&E Corporation and Pacific Gas and Electric Company, as debtors and debtors in possession in the Chapter 11 Cases (each, a “Debtor” and collectively, the “Company” or the “Debtors”), and (ii) each of the undersigned Consenting Creditors party hereto who collectively constitute the Requisite Consenting Creditors. Unless otherwise defined herein, all capitalized terms used herein that are defined in the RSA (as defined below) shall have the meanings given such terms in the RSA.
RECITALS:
WHEREAS, the Debtors and the Consenting Creditors are party to that certain Restructuring Support Agreement, dated as of September 22, 2019 (as amended, restated, supplemented or otherwise modified on or before the Amendment Effective Date, the “RSA”, and as amended by this Amendment, the “First Amended RSA”);
WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend the RSA pursuant to Section 9 thereof in the manner set forth below.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Debtors and the undersigned Consenting Creditors hereby agree as follows:
SECTION 1. Amendment. Effective as of the Amendment Effective Date, the definition of “RSA Deadline” in Section 1(a) of the RSA is hereby amended and restated as in its entirety as follows:
“RSA Deadline” means November 14, 2019, which date may be amended or extended by agreement of the Debtors and the Requisite Consenting Creditors pursuant to Section 9 hereof.”
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

PG&E CORPORATION
By:	/s/ Janet C. Loduca
Name: Janet C. Loduca
Title: Senior Vice President, General Counsel

PACIFIC GAS AND ELECTRIC COMPANY
By:	/s/ Janet C. Loduca
Name: Janet C. Loduca
Title: Senior Vice President, General Counsel

[Signature Pages of Consenting Creditors Omitted and on File with the Registrant]
Signature Page to First Amendment to Restructuring Support Agreement